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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                            Callon Petroleum Company

                            Callon Petroleum Company
                      Employee Savings And Protection Plan




We consent to the incorporation by reference into Callon Petroleum Company's Registration Statement on Form S-8 filed on October 16, 2003 of our report dated October 6, 2003 appearing in the Annual Report on Form 11-K of the Callon Petroleum Company Employee Savings and Protection Plan for the year ended December 31, 2002.


/S/ HORNE CPA GROUP


Jackson, Mississippi
October 15, 2003